SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

SINO GAS INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Sino Gas International Holdings, Inc.

June 28, 2011
Dear Shareholder:

On behalf of the Board of Directors of Sino Gas International Holdings, Inc. (the “Company”), I invite you to attend our 2011 Annual Meeting of Shareholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Crowne Plaza Hotel Beijing Parkview Wuzhou No. 8 North Center 4th Ring Road Chaoyang District Beijing, 100101 People’s Republic of China

On:	July 22, 2011

Time:	9:00 AM, Beijing time

The Notice of Annual Meeting of Shareholders, the Proxy Statement and our 2010 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors and any other business matters properly brought before the Annual Meeting.

Your vote is very important. We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Sino Gas International Holdings, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Chunying Chai, Investor Relations Contact, No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China.

Sincerely, /s/ Yuchuan Liu
Yuchuan Liu Chairman of the Board and Chief Executive Officer

SINO GAS INTERNATIONAL HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 28, 2011

To the Shareholders of SINO GAS INTERNATIONAL HOLDINGS, INC.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Sino Gas International Holdings, Inc., a Utah corporation (the “Company”), will be held on July 22, 2011, at 9 AM, local time, at the Crowne Plaza Hotel Beijing Parkview Wuzhou, No. 8 North Center 4th Ring Road, Chaoyang District, Beijing, 100101 People’s Republic of China, for the following purposes:

1.
To elect seven (7) persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote FOR the election of the nominees as Directors.

The Board of Directors has fixed the close of business on June 27, 2011, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose relevant to the meeting during ordinary business hours at the offices of the Company at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China starting two (2) business days after the date of this Notice.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2010 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the Meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors, /s/ Yuchuan Liu
Yuchuan Liu Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on July 22, 2011:

The proxy statement and the 2010 Annual Report to shareholders are available at http://www.sino-gas.com/.

SINO GAS INTERNATIONAL HOLDINGS, INC.

2011 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING, VOTING AND PROXIES

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Sino Gas International Holdings, Inc., a Utah corporation (the “Company,” “SGAS,” “our” or “we”), for the 2011 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 9:00 AM, Beijing time, on July 22, 2011, and at any adjournment or adjournments thereof, at the Crowne Plaza Hotel Beijing Parkview Wuzhou, No. 8 North Center 4th Ring Road, Chaoyang District, Beijing, 100101 People’s Republic of China (“PRC”).

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to shareholders is June 28, 2011.

The purposes of the Meeting are to seek shareholder approval of: (i) electing seven (7) directors to the Board of Directors of the Company (the “Board”) and (ii) transacting such other business as may properly come before the Meeting or any adjournment thereof.

Who May Vote

Only shareholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on June 27, 2011 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of shareholders entitled to vote at the Meeting will be available at the Meeting and starting two (2) business days after the date of this Proxy Statement, during office hours, at the executive offices of the Company at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China; by contacting the Company’s Investor Relations Contact, Chunying Chai.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Under Proposal Number 1, directors will be elected by a majority of the votes cast by the shares of Common Stock present at the Meeting (either in person or by proxy) and entitled to vote on the election of directors, which means that a nominee will be elected if he or she receives more “for” votes than “against” votes.

In accordance with Utah law, abstentions and broker non-votes are not treated as votes cast and, therefore, will not affect the outcome of the vote for the election of directors in Proposal 1.

As of the Record Date, we had issued and outstanding 27,156,617 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You will be provided with a proxy card and voting instructions. All shareholders shall have the following voting option:

1.	Complete and sign the proxy card and mail it in the enclosed postage-paid envelope.

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal Number 1 regarding the Election of Directors, the seven (7) candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by a majority of the votes cast at the Meeting.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors) that require the affirmative vote of a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be affected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Chief Financial Officer at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2010 Annual Report and Proxy Statement for the 2011 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless we have received contrary instructions from a shareholder at the address. A separate proxy card will be delivered to each shareholder at the shared address.

If you are a shareholder who lives at a shared address and you would like additional copies of the 2010 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact Chunying Chai, Investor Relations Contact, Sino Gas International Holdings, Inc. at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China, Telephone number +86 10 8260 0041 ext. 834, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Meeting because the directors are named as nominees for election to the Board of Directors.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman and other officers.

There are currently seven (7) directors serving on the Board. At the Meeting, seven (7) directors will be elected, each to hold office until the next annual meeting of shareholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The seven (7) nominees for election as directors are uncontested. In uncontested elections, directors are elected by a majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Information about Nominees

Set forth below are the names of the nominees, their ages, all positions and offices that they hold with us, and their business experience during at least the last five (5) years. The directors will serve until the next annual meeting of shareholders or until their successors are elected or appointed and qualified.

Directors	Age	Position/Title	Director Since
Yuchuan Liu	45	Chairman of the Board, President, and Chief Executive Officer	September 2006
Zhicheng Zhou	45	Director and Chief Operating Officer	March 2008
Guowei Chen	53	Director	September 2006
Quandong Sun	43	Director	September 2006
Chongjun Duan	41	Director	April 2011
Robert Adler	74	Director	May 2011
Jennifer Li	42	Director	May 2011

There are no family relationships among our directors or executive officers.

All our directors hold office until the next annual meeting of shareholders, and until their successors have been qualified after being elected or appointed. Officers serve at the discretion of our Board of Directors.

Set forth below is the biographical information about our directors:

Mr. Yuchuan Liu. Mr. Liu was appointed our Chairman, Chief Executive Officer and President on September 7, 2006. Mr. Liu graduated from North Industrial University, Beijing, PRC with a B.S. degree in electrical engineering. Mr. Liu has been a licensed Senior Engineer in the PRC since 1997. Mr. Liu was the Chairman of the Board of Directors and General Manager of Beijing Zhong Ran Wei Ye Gas Co., Ltd. between 2003 and 2006 and he was the Chairman of the Board of Beijing Xiang Ke Jia Hua Petroleum and Natural Gas Co., Ltd. between 2000 and 2003. Prior to that, Mr. Liu served as CEO of Lang Fang Zhong Gong Petroleum and Natural Gas Technology Co., Ltd. from 1997 to 1999. Prior to that, Mr. Liu served as the Chief of the Research and Development Department of Petro China from 1983 to 1997. We believe that Mr. Yuchuan Liu, the founder of the Company, has the most extensive knowledge and experience in natural gas industry within the Company.

Mr. Zhicheng Zhou. Mr. Zhou was appointed our Director on March 13, 2008 and our Chief Operating Officer on October 19, 2006. Previously, Mr. Zhou served as the Director and General Manager of Beijing Chenguang Gas Co., Ltd. from late 2002 to 2007. Prior to that, Mr. Zhou served as the Associate General Manager and later General Manager of Beijing Zhong Ran Xiang Ke Petroleum and Oil Technology Co., Ltd. between 2001 and 2002. Mr. Zhicheng Zhou, the COO of the Company, has extensive knowledge and experience in natural gas industry.

Mr. Guowei Chen. Mr. Chen was appointed our Director on September 7, 2006 and a member of the audit committee of our Board of Directors and a member of the compensation committee of our Board of Directors on October 19, 2006. Mr. Chen graduated from East China College of Metallurgy with a major in accounting. Since March 2006, Mr. Chen has been the General Manager and Chairman of the Board of Shen Zhen Jia Xin Real Estate Development Co., Ltd. Prior to that, he was the General Manager of Hang Zhou Steal Group from 2001 to February 2006. Mr. Chen is very experienced in general and financial management. Mr. Chen, a seasoned professional in general and financial management, was previously the Chairman of the Board of a real estate company in China.

Mr. Quandong Sun. Mr. Sun was appointed our Director on September 7, 2006 and a member of the audit committee of our Board of Directors and a member of the compensation committee of our Board of Directors on October 19, 2006. Mr. Sun graduated from Shanghai Maritime University with a B.S. Mr. Sun has been Chairman of Jidong Shipping Co., Ltd. since 1995. Prior to that, Mr. Sun served as Manager in the Shipping Department of Shekou Shipping Co., Ltd. between 1987 to 1994. Mr. Quandong Sun, a seasoned professional in general management, was chairman of another company in China.

Mr. Chongjun Duan. Mr. Duan was appointed our Director and a member of the audit committee and compensation committee of our Board of Directors on April 25, 2011. Since July 2002, he has been Chief Financial Officer and Vice President of Zhongyou New Energy Co. Ltd. Mr. Duan received his bachelor’s degree in economics from Central University of Finance and Economics in 1994. In 2010, he received a master’s degree in executive business administration (EMBA) from Tsinghua University.

Mr. Robert Adler. Ms. Li was appointed our Director and a member of the audit committee of our Board of Directors on May 3, 2011. Most recently Mr. Adler taught financial English for a semester at Shanghai University of Finance and Economics. Mr. Adler’s prior experience includes working as an investment adviser with UBS Financial Services, as a managing director for ING Furman Selz Asset Management, as Vice President and Senior Investment Officer of BHF Securities Corp. and DG Bank, New York Branch and working in various other positions within different organizations. Mr. Adler obtained a bachelor’s degree from Swarthmore College and studied at New York University School of Business Administration. Mr. Adler is a member of the Institute of Chartered Financial Analysts and a member of the New York Society of Security Analysts. Previously, he also served as a member of the board directors of both China Medicine Corp. and SinoEnergy Corp.

Ms. Jennifer Li. Ms. Li was appointed our Director and a member of the compensation committee of our Board of Directors on May 3, 2011. Ms. Li is a certified public accountant. Most recently, Ms. Li was Hedge Fund Controller of Mercury Capital Management. Ms. Li’s prior experience includes working as a vice president/Sr. relationship manager at Morgan Stanley, as a vice president/portfolio manager at Transamerica Business Capital, and as a Senior Associate with JP Morgan Chase. Ms. Li received her bachelor’s degree in economics from Fudan University, and her master’s degree in management and administrative sciences from the University of Texas (Dallas).

None of our directors or officers are involved in material proceedings is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries.

During the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

In 2010, the Board of Directors held 4 meetings, and the attendance rate of the directors was 100%.

Compensation of Directors

Employee directors are not currently additionally compensated for their services as a director. Our non-employee director compensation consists of cash only. Each non-employee director is paid an annual retainer of $10,000. All our directors hold office until they resign, until the next annual meeting of shareholders, and/or until their successors have been qualified after being elected or appointed. The following table provides information concerning compensation paid by us to our directors during the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yuchuan Liu
Zhicheng Zhou
Yong Li*	$7,500						$7,500
Guowei Chen	$10,000						$10,000
Quandong Sun	$10,000						$10,000
Zhongsheng Liu***	$10,000						$10,000
Chongjun Duan**
Robert Adler**
Jennifer Li**
* Yong Li was appointed director in February 2010 and resigned in January 2011.
** Chongjun Duan, Robert Adler, and Jennifer Li joined were appointed in 2011.
*** Zhongsheng Liu resigned as of April 25, 2011.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

SGAS’s current corporate governance practices and policies are designed to promote shareholder value and SGAS is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining shareholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

Board Composition and Committees

Our Board of Directors currently consists of seven (7) members: Yuchuan Liu, Guowei Chen, Quandong Sun, Zhicheng Zhou, Chongjun Duan, Robert Adler, and Jennifer Li.

Chongjun Duan , Robert Adler, Jennifer Li, and Guowei Chen are “independent” as that term is defined by SEC rules.

Compensation Committee

Our Compensation Committee comprises four (4) members and is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of our Compensation Committee are Chongjun Duan, Guowei Chen, Jennifer Li and Quandong Sun. Chongjun Duan, Jennifer Li and Guowei Chen are “independent” as that term is defined by SEC rules.

The purpose of the Compensation Committee is to review senior management’s performance and determine compensation, and review and set guidelines for compensation of all employees. The Compensation Committee does from time to time delegate its authority regarding compensation. Yuchuan Liu, our CEO, provides input to the Committee regarding the compensation of our executive officers. Currently, no consultants are engaged or used by the Compensation Committee for purposes of determining or recommending compensation. In 2010, the Compensation Committee met one (1) time.

Nominating Committee

The Board of Directors does not have a formal nominating committee, or a committee that performs similar functions, and does not have a nominating committee charter. The Board has concluded that the nominating process should not be limited to certain members so that a comprehensive selection of candidates can be considered. Therefore, the nomination process is conducted by the full Board of Directors. The Board of Directors has not adopted a formal policy with regard to the consideration of director candidates recommended by shareholders. The Board of Directors will, however, consider nominees recommended by shareholders. Shareholders wishing to recommend candidates for Board membership must submit the recommendations in writing to the Investor Relations Contact of the Company as directed under Shareholder Proposals for the 2012 Annual Meeting herein. The submitting shareholder’s name and address and pertinent information about the proposed nominee(s) similar to that set forth for nominees named herein should be included with such a proposal. Proposed nominees will be considered in light of their potential contributions to the Board, their backgrounds, their independence and such other factors as the Board considers appropriate.

Audit Committee Financial Expert

Because we only recently appointed the current members of our Board of Directors, our Board of Directors has not yet appointed a member who qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Audit Committee

Our Board of Directors appointed an audit committee on October 19, 2006. Our current audit committee members are Quandong Sun, Guowei Chen, Robert Adler, and Chongjun Duan. Chongjun Duan, Robert Adler and Guowei Chen are “independent” as that term is defined by SEC rules. At the present time, we believe that the members of our audit committee are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Our company, however, recognizes the importance of good corporate governance and intends to identify and appoint an audit committee comprised entirely of independent directors, including at least one financial expert, in the near future. The audit committee does not have a written charter. In 2010, the Audit Committee met one (1) time.

Annual Meeting Attendance Policy

The Company does not have a formal policy with regard to board members’ attendance at the annual meeting of shareholders.

Board Leadership Structure and Risk Oversight

Mr. Liu Yuchuan, with extensive experience in business development, and knowledge of the China’s natural gas industry, was elected as both our Chairman of Board and CEO to efficiently manage the Company. The Board of Directors believes it is in the best interest of the Company for the Board to periodically evaluate the leadership structure of the Company and make a determination regarding whether to separate or combine the roles of Chairman and CEO based on circumstances at the time of its decision. The Board currently believes that the combination of the roles of Chairman and CEO fosters clear accountability, effective decision-making and consistent direction and oversight of corporate strategy. Unified leadership for the Board and the Company best allows the Board and management to focus on the oversight and implementation of the Company’s strategic initiatives and business plan. It is management’s responsibility to manage risk and bring to the attention of the Board of Directors the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. We currently do not have a lead independent director.

Communications with the Board

Interested parties wishing to communicate with the Board may do so by mail to Chunying Chai, the Company’s Investor Relations Contact. Communications intended for a specific director or directors (e.g., an independent director, a committee chairperson or all of the non-management directors) should be addressed to their attention and sent, by mail, to the address above. The Board has appointed and authorized the Investor Relations Contact of the Company to process these communications and forward them to the appropriate Board member(s). If a communication is illegal, unduly hostile or threatening, or similarly inappropriate, the Investor Relations Contact of the Company has the authority to disregard or take appropriate action regarding any such communication.

Related Party Transactions

There were no related party transactions required to be  reported under the rules and regulations of the SEC.

Audit Committee Report

The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee meets periodically to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting. In connection with the financial statements for 2010, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s officers. We have not discussed with the Company’s independent auditor, Samuel H. Wong & Co., LLP, the matters covered by the Statement on Auditing Standards No. 61. We have not received the written disclosures and letters from Samuel H. Wong & Co., LLP as stated in Independence Standards Board Standard No. 1. We have not discussed with representatives of Samuel H. Wong & Co., LLP their independence.

Based on our review and our discussions with management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on form 10-K for the fiscal year 2010 for filing with the U.S. Securities and Exchange Commission.*

Quandong Sun
Guowei Chen
Robert Adler*
Chongjun Duan*

* At the time the recommendation was made to the board, Robert Adler and Chongjun Duan were not members of the Audit Committee

MANAGEMENT

Executive Officers and Certain Significant Employees

The following table sets forth certain information with respect to our executive officers and other significant employees.

Executive Officers and Certain Significant Employees	Age	Position/Title
Yuchuan Liu	45	Chief Executive Officer and President
Zhicheng Zhou	45	Chief Operating Officer
Zhimin Zhong	54	Marketing Director
Shukui Bian	45	Vice President & Chief Engineer
Yugang Zhang	38	Chief Financial Officer

All of our executive officers serve at the pleasure of the Board of Directors. Yuchuan Liu and Zhicheng Zhou are also directors. See Proposal Number 1: Election of Directors herein for more information concerning Mr. Liu and Mr. Zhou. Set forth below is the biographical information about our officers and other significant employees.

Mr. Zhimin Zhong. Mr. Zhong was appointed our Marketing Director on September 7, 2006. Mr. Zhong graduated from Nanjing University with a B.S. in philosophy. Mr. Zhong was the Marketing Director for Beijing Zhong Ran Wei Ye Gas Co., Ltd., between 2004 and 2006. Mr. Zhong was Vice President of Shen Zhen Guo Qi Real Estate Co. Ltd. from 1995 to 2004. Prior to that, Mr. Zhong served as a government official in several cities in Jiang Xi Province between 1978 and 1995.

Mr. Shukui Bian. Mr. Bian was appointed our Vice President and Chief Engineer on September 7, 2006. Mr. Bian graduated from Daqing Petroleum Institute with a B.S. and from Petroleum University with a M.S. He served as Vice President of Beijing Zhong Ran Xiang Ke Petroleum and Oil Technology Co., Ltd. between 2000 and 2007. Prior to that, Mr. Bian had been with North China Oilfield’s first refinery factory for fourteen years. Mr. Bian was one of the industry experts that drafted The National Standards of Natural Gas Usage in Cities in China.

Mr. Yugang Zhang. Mr. Yugang Zhang was appointed Chief Financial Officer on August 25, 2008. Mr. Zhang was the Area Financial Controller for Asian Operation of Smufit-Stone Container Enterprises Inc., a U.S. company, from June 2003 to July 2008. Prior to that, from March 2001 to May 2003, he worked as the Plant Controller of the same company in Mansfield, MA. From September 2000 to March 2001, he was the Assistant Controller and Accounting Manager for FAE Worldwide, Inc. in Boston, MA. From February 1999 to September 2000, he was a Staff Accountant for Braver CPAs & Co., P.C. of Chestnut Hill, MA. Mr. Zhang obtained an MBA from Clark University in Massachusetts with a full-tuition scholarship in 1997 and graduated from the Mechanical Engineering School of Harbin Institute of Technology in Harbin with a Bachelor’s degree in mechanical engineering in 1993.

Code of Ethics

We have adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive, financial and accounting officers. For a copy of the Code, please write to: Chunying Chai, Investor Relations Contact, Sino Gas International Holdings, Inc., No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, People’s Republic of China 100083.

EXECUTIVE COMPENSATION

Mr. Yuchuan Liu was appointed chairman of the board, president and chief executive officer on September 7, 2006. The compensation amounts paid to Mr. Liu reflect compensation paid to him by the operating subsidiaries of Sino Gas and its subsidiaries during the reported periods.

Summary Compensation Table

Name and Principal Underlying Positions	Year	Salary	Bonus		Option Awards	Stock Awards	All Other Compensation	Total
Yuchuan Liu	2009	$110,000		$65,000				$175,000
President & CEO	2010	$113,300	$	*64,200				$177,500

Yugang Zhang	2009	$131,500		$43,500				$175,000
Chief Financial Officer	2010	$133,200	$	*44,300				$177,500

Zhicheng Zhou	2009	$90,000		$85,000				$175,000
Chief Operating Officer	2010	$103,700	$	*73,800				$177,500
* As of December 31, 2010, the bonuses had not been paid and were estimates only.

The salary of each officer is part of his agreement with the Company. The amounts of the bonuses of the executives are not performance based. Each executive is guaranteed compensation paid in Local Currency Renminbi of approximately $177,500 per year. At the end of the calendar year, if the actual paid compensation of an executive for the calendar year is less than $177,500, the difference shall be paid as a “bonus” during the following year. Due to exchange rate fluctuations the bonus figures listed in the Summary Compensation Table represent estimates only.

Our Compensation Committee comprises four (4) members and is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of our Compensation Committee are Chongjun Duan, Guowei Chen, Jennifer Li and Quandong Sun.

Outstanding Equity Awards

None.

Grants of Plan Based Awards

None.

Equity Compensation Plan

The Board of Directors of the Company adopted a stock option plan on November 19, 2007 and reserved 1,460,000 shares of our Common Stock as options to be issued under the plan. No options have been issued under the plan for 2008. The Company revoked the stock option plan in December 2008.

Retirement, Post-Termination and Change in Control Description

The Company currently does not have retirement, post-termination or change in control arrangements for its officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDERS MATTERS

The following table sets forth the beneficial ownership of shares and equivalent units of our Common Stock, as of June 17, 2011, by (a) each director, including the nominees for election at the Meeting, (b) our Chief Executive Officer and each other named executive officer, (c) all our directors and executive officers as a group, and (d) any persons known to us to be a beneficial owner of more than five percent of our issued and outstanding Common Stock (as evidenced by reports filed by these persons with the SEC).

Title of Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Owner**		Percent of Class***
	Owner of More than 5% of Class
Common	Eloten Group Ltd.	6,524,174	(2)(3)	24%
Common	Leading King Investment Limited	5,384,923	(4)(5)	19.8%
Common	Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P.	2,451,446	(6)	9%
Common	T. Rowe Price Small-Cap Value Fund, Inc.	1,732,210	(7)	6.4%
	Jayhawk Private Equity Fund, LP and Jayhawk
Common	Private Equity Co-Invest Fund, LP	3,841,753	(8)	12.7%
	Directors and Executive Officers
Common	Yuchuan Liu	6,637,043	(2)(3)(9)	24.3%
Common	Quandong Sun	5,384,923	(4)(5)	19.8%
Common	Zhimin Zhong	393,581	(1)	1.4%
Common	Zhicheng Zhou	112,869	(10)
Common	Shukui Bian	173,962	(1)
Common	Chongjun Duan
Common	Robert Adler
Common	Jennifer Li
Common	Guowei Chen
Common	Yugang Zhang	112,847	(11)
	All Directors and Executive Officers	12,815,225		45.5%

*	The address for the officers and directors is No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China, +86 10 8260 0041.

**	Includes shares that such listed individual or entity has the right to acquire beneficial ownership of as specified in Rule 13d-3(d)(1) under the Exchange Act

***	The percentage calculations are based upon 27,156,617 shares of Common Stock outstanding as of June 17, 2011.

(1)
Shares of Common Stock issued to Gas (BVI) as a result of the consummation of the share exchange agreement are beneficially attributed to each of the Gas (BVI) shareholders based on each shareholder’s percentage ownership interest in Gas (BVI) immediately prior to execution of the share exchange agreement.

(2)
Includes 6,524,174 shares of Common Stock issued upon conversion of series A convertible preferred stock to Eloten Group Ltd., which are beneficially attributed to Mr. Yuchuan Liu. Mr. Liu and his wife hold an aggregate of 100% ownership interest in Eloten Group Ltd. Also, includes 112,869 shares of Common Stock issuable upon conversion of 8% senior secured convertible notes and warrants.

(3)	Includes 108,286 shares of Common Stock beneficially attributed to Eloten Group Ltd. based on Eloten Group Ltd.’s ownership interest in Gas (BVI).

(4)
Includes 5,384,923 shares of Common Stock issued upon conversion of series A convertible preferred stock to Leading King Investment Limited, which are beneficially attributed to Mr. Sun Quan Dong. Mr. Sun holds 50% ownership interest in Leading King Investment Limited.

(5)
Includes 89,377 shares of Common Stock beneficially attributed to Leading King Investment Limited based on Leading King Investment Limited’s ownership interest in Gas (BVI). Mr. Sun holds a 50% ownership interest in Leading King Investment Limited.

(6)
According to Schedule 13G/A filed with the SEC on February 14, 2011, Adam Benowitz is the managing member of Vision Capital Advisors, LLC, investment manager of both funds, whose address is: 20 W. 55th Street, 5th Floor, New York, NY 10019. The ownership breakdowns for both Vision Opportunity Master Fund (“VOMF”) and its affiliate, Vision Capital Advantage Fund (“VCAF”) are as follows: (i) Common Stock, VOMF, 1,892,197, VCAF, 559,249; (ii) preferred B stock, VOMF 3,381,107, VCAF, 999,306.

(7)	The business address is: 100 East Pratt Street, Baltimore, MD 21202.

(8)
Includes 2,419,355 and 967,742 shares of Common Stock issuable upon conversion of 8% senior secured convertible notes and accompanying warrants. The business address is: 5410 W. 61st Place, Suite 100, Mission, KS 66205.

(9)	Includes 112,869 shares of Common Stock issuable upon conversion of 8% senior secured convertible notes and warrants.

(10)	Includes 112,869 shares of Common Stock issuable upon conversion of 8% senior secured convertible notes and exercise of warrants.

(11)	Includes 112,847 shares of Common Stock issuable upon conversion of 8% senior secured convertible notes and exercise of warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than ten percent (10%) to report their beneficial ownership of equity interests in the Company to the SEC. Their initial reports are required to be filed using the SEC’s Form 3, and they are required to report subsequent purchases, sales, and other changes using the SEC’s Form 4, which must be filed within two business days of most transactions. Officers, directors, and persons owning more than 10% of our capital shares are required by SEC regulations to furnish us with copies of all of reports they file pursuant to Section 16(a).

ADDITIONAL ITEMS

Shareholder Proposals for the 2012 Annual Meeting

If you wish to have a proposal included in our proxy statement for next year’s annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by our Investor Relations Contact, Chunying Chai, at No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China, no later than the close of business on February 29, 2012. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Annual Report on Form 10-K

If you would like an additional copy of the Annual Report on Form 10-K for the year ended December 31, 2010, you may find this document at www.sino-gas.com under the “Investors” caption link. Alternatively, any shareholder wishing to receive, without charge, a copy of this document should send a written request to: Chunying Chai, Investor Relations Contact, Sino Gas International Holdings, Inc., No. 18 Zhong Guan Cun Dong St., Haidian District, Beijing, 100083, People’s Republic of China.

The references to the Company’s website in this Proxy Statement do not constitute, and should not be deemed, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this Proxy Statement.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

June 28, 2011	By Order of the Board of Directors, /s/ Yuchuan Liu
Yuchuan Liu Chairman of the Board and Chief Executive Officer

SINO GAS INTERNATIONAL HOLDINGS, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 22, 2011

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of SINO GAS INTERNATIONAL HOLDINGS, INC., a Utah corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 28, 2011, and hereby constitutes and appoints Yuchuan Liu, the Company’s President and Chief Executive Officer, and Yugang Zhang, the Company’s Chief Financial Officer, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock, which the undersigned is entitled to vote at the 2011 Annual Meeting of Shareholders to be held on July 22, 2011, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Election of Directors

☐ FOR all nominees listed below (except as marked to the contrary below):

Yuchuan Liu
Zhicheng Zhou
Guowei Chen
Quandong Sun
Chongjun Duan
Robert Adler
Jennifer Li

☐ WITHHOLD AUTHORITY (to vote for all nominees listed below) (to withhold authority to vote for any individual, check the box in front of the nominee’s name in the list below):

☐ Yuchuan Liu
☐ Zhicheng Zhou
☐ Guowei Chen
☐ Quandong Sun
☐ Chongjun Duan
☐ Robert Adler
☐ Jennifer Li

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JUNE 28, 2011 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated June 28, 2011, and the 2010 Annual Report to Shareholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2011

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Change of Address (Please print new address below):